STERLING CAPITAL CORPORATION
                   Report for the Year Ended December 31, 1999

                                    OFFICERS

          Walter Scheuer ..........    Chairman of the Board of Directors
          Wayne S. Reisner ........    President
          Mark Nikiper.............    Executive Vice President
          Michael Carey ...........    Vice President and Treasurer
          Tracey Stefano ..........    Secretary


                                    DIRECTORS

         Jay Eliasberg                                    Nathan Kingsley
         Arthur P. Floor                                  Archer Scherl
                                 Walter Scheuer


   Transfer Agent and Registrar                       Custodian

 Registrar and Transfer Company                     Citibank, N.A.
      10 Commerce Drive                             120 Broadway
   Cranford, New Jersey 07016                New York, New York  10271

              Auditors                               General Counsel

       Tocci & Goldstein LLP                         Skadden, Arps,
         342 Madison Avenue                     Slate, Meagher & Flom
     New York, New York 10173                     Four Times Square
                                                New York, New York 10036

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


February 22, 2000


To our Shareholders:


         The equity market recorded its fifth consecutive year of strong gains with the S&P 500 Index and Dow Jones Industrial Average increasing 19.5% and 25.2%, respectively. The NASDAQ Composite, with a heavier weighting in technology stocks, posted even greater gains. However, the difference in performance among stocks discussed in our 1998 letter to shareholders widened further in 1999 and resulted in the largest divergence ever. Last year, more than half of all publicly traded stocks again declined in price and therefore, the median performance for stocks was actually negative. Moreover, the ratio of advancing stocks to declining stocks peaked in April of 1998 and has been declining ever since, despite the record highs achieved in the major indices. The performance divergence between large capitalization technology stocks and the rest of the market has continued into the current year and has led to extremely large disparities in valuation. We believe the extent of these valuation disparities is unwarranted and that a significant opportunity exists for investment in many well known companies with long-term records of growth and profitability which are now selling at historically attractive valuations. For example, stocks in industries such as banking, insurance, retailing, housing, and even the pharmaceutical industry are now selling at their lowest valuations in several years. We intend to capitalize on these opportunities through increased investment in currently depressed sectors.

         Economic growth continued at a strong pace in the second half of 1999 with real GDP increasing approximately 6%. This rate of growth exceeded most economists' forecasts, and more importantly, considerably exceeded the Federal Reserve's targeted growth rate of 3 to 3 1/2%. With consumer confidence at a record high level, unemployment at a thirty year low, and the positive impact of a rising stock market on consumer spending, the economy appears unlikely to falter in the near term. As a result, we expect economic growth to continue at a healthy rate in the first half of 2000. On a less positive note, a tight labor market, rising energy prices, and an above average rate of economic growth has led to increased concerns regarding inflation. Although the Consumer Price Index showed only a modest 2.5% increase in 1999, the increase was greater than the prior year and certain inflation indicators rose at a faster rate in the fourth quarter.

         In an effort to slow the pace of economic growth and prevent inflation from rising above targeted levels, the Federal Reserve increased short-term interest rates four times since June of last year. These actions have yet to have much impact on either the economy or stock prices, but clearly have had an adverse effect on the bond market. Bond prices declined across all maturities in 1999 and total rates of return for bonds were negative. With the Fed expected to raise rates further in the first of half of this year and with stocks already overvalued relative to bonds, additional increases in interest rates from the current level could have a negative impact on stock prices. We are also concerned about the narrow nature of the market's advance and the extremely high valuations being placed on certain internet and technology stocks. These valuations appear to be unsustainable to us and are likely to be corrected in the near future. It should also be noted that a correction in technology stocks would have a meaningful impact on the major stock indices, since all of these indices now have a much greater weighting in technology stocks. For example, within the S&P 500 Index, technology now accounts for approximately 30% of the total versus only 14% as recently as 1995. Despite these concerns, we are presently finding more and more companies selling at attractive valuations and at substantial discounts to private market value. As a result, we believe the stocks being purchased in the portfolio offer substantial appreciation potential over the long term.

         We enclose a report of our Corporation's operations for the year ended December 31, 1999. The net asset value per share of the Corporation's Common Stock as at December 31, 1999 was $8.97, as compared with its net asset value at December 31, 1998 of $7.93 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.04529 per share paid on September 10, 1999 to shareholders of record at the close of business on August 27, 1999, and $.50 per share paid on January 21, 2000 to shareholders of record at the close of business on December 30, 1999. As at February 22, 2000 the unaudited net asset value per share was approximately $8.63.

         As at December 31, 1999 and February 22, 2000 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.625 and $6.50, respectively. Thus, as at December 31, 1999 and February 22, 2000 the market price for the Corporation's shares represented discounts of approximately 26% and 25%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1999 certain of the Corporation's officers and directors and their associates have purchased an aggregate of 30,700 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,



/s/Wayne S. Reisner
-------------------
Wayne S. Reisner
President

                       [letterhead TOCCI & GOLDSTEIN LLP]

                          Independent Auditor's Report




To the Shareholders and Board of Directors of Sterling Capital Corporation:


         We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.






/S/TOCCI & GOLDSTEIN LLP
------------------------
TOCCI & GOLDSTEIN LLP

New York, N.Y.
February 22, 2000

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999


                                                         Number of    Market Value
                                                           Shares       (Note A)
                                                           ------       --------
Common & Preferred Stocks - 71.12% of net assets
Financial Services  - 18.43%
 Mellon Financial Corp. ..........................         24,000     $  817,500
 Chase Manhattan Corp. ...........................         10,000        776,875
 Citigroup Inc. ..................................          7,500        417,656
 Unumprovident Corp ..............................         10,000        320,625
 MBIA, Inc. ......................................          6,000        316,875
 PNC Bank Corp. ..................................          5,000        222,500
 Hartford Life Inc. ..............................          5,000        220,000
 Fleet Boston Financial Corp .....................          5,000        174,063
 Axa Financial Inc. ..............................          5,000        170,000
 St. Paul Cos Inc. ...............................          5,000        168,437
 Neuberger Berman Inc. * .........................          5,000        124,375
 Amerus Life Holdings 7 % Pfd ....................          5,000        113,750
 Keycorp .........................................          5,000        110,625
 Merrill Lynch Cap Tr 7.28% Pfd ..................          5,000        102,187
 Friedman Billings Ramsey * ......................         10,000         78,750
                                                                      ----------
                                                                      $4,134,218
                                                                      ----------

Consumer Goods - 14.74%
 Windmere Durable Holdings * .....................        135,200     $2,298,400
 Kimberly-Clark Corp. ............................          5,000        327,187
 Black & Decker Corp. ............................          5,000        261,250
 Eastman Kodak ...................................          3,000        198,750
 Newell Rubbermaid Inc. ..........................          5,000        145,000
 Gartner Group Cl A * ............................          5,000         76,250
                                                                      ----------
                                                                      $3,306,837
                                                                      ----------

         *  Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1999


                                                         Number of    Market Value
                                                           Shares       (Note A)
                                                           ------       --------
Telecommunication and Media - 13.55%
 BCE, Inc. .......................................         12,500     $1,127,344
 Viacom Inc. Cl A * ..............................         10,000        604,375
 SBC Communications Inc. .........................         10,000        487,500
 GTE Corp. .......................................          5,000        352,813
 AT&T Liberty Media A * ..........................          6,000        340,875
 Telebras-Sponsored ADR ........................            1,000        128,750
 Telecomunicacoes Br-Telebras ADS * ............            1,000             22
                                                                      ----------
                                                                      $3,041,679
                                                                      ----------

Real Estate and
Real Estate Investment Trusts - 12.47%
 Camden Property Trust ...........................         22,690     $  629,648
 Equity Residential Properties Trust .............          9,950        424,741
 Chateau Communities, Inc. .......................         15,630        405,403
 Amli Residential Properties Trust ...............         18,000        363,375
 Catellus Development Corp. * ....................         20,000        256,250
 St. Joe Co. .....................................         10,000        243,125
 Equity Office Properties Trust ..................          5,000        123,125
 Felcor Lodging Trust Inc. .......................          6,500        113,750
 Equity Residential Properties Trust Pfd C .......          5,000        108,750
 CarrAmerica Realty Tr 8.55% Pfd C ...............          5,000         80,000
 Prison Realty Trust Inc. ........................         10,000         50,625
                                                                      ----------
                                                                      $2,798,792
                                                                      ----------
Technology -  4.18%
 Koninklijke Philips Electronics NV Holdings .....          3,680     $  496,800
 Artisoft Inc. * .................................         24,500        441,000
                                                                      ----------
                                                                      $  937,800
                                                                      ----------

         *  Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1999

                                                         Number of    Market Value
                                                           Shares       (Note A)
                                                           ------       --------
Healthcare - 2.56%
 Aventis Spon ADR ...................................        5,886     $   334,766
 Pharmacia & Upjohn, Inc. ...........................        3,000         135,000
 Rhone Poulenc 8.125% Pfd ...........................        5,000         104,375
                                                                       -----------
                                                                       $   574,141
                                                                       -----------
Automotive - 1.19%
Ford Motor Co. ......................................        5,000     $   266,563
                                                                       -----------

Transportation Services - 1.18%
 Ryder System Inc. ..................................        7,500     $   183,281
 FDX Corp * .........................................        2,000          81,875
                                                                       -----------
                                                                       $   265,156
                                                                       -----------
Retail - 1.14%
 Saks Inc. * ........................................       10,000     $   155,625
 J C Penney Co., Inc. ...............................        5,000          99,688
                                                                       -----------
                                                                       $   255,313
                                                                       -----------
Office Equipment and Services - 0.81%
 Xerox Corp. ........................................        8,000     $   181,500
                                                                       -----------

Industrial Products - 0.61%
 York International Corp. ...........................        5,000     $   137,187
                                                                       -----------

Miscellaneous Securities - 0.26%
 Technology General Corp. *    ** ...................      292,600     $    58,520
                                                                       -----------

Total common and preferred stocks  (cost $10,363,072)                  $15,957,706
                                                                       -----------

       *  Non-income producing security

** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on December 31, 1999.


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1999


                                                     Principal      Market Value
                                                      Amount           (Note A)
                                                      ------           --------
Commercial Paper - 7.80% of net assets
 Ford Motor Credit Co. .......................
  6.28% due 1/7/2000 .........................      $   750,000      $   750,000
 General Electric Capital Corp. ..............
  6.25% due 1/13/2000 ........................          750,000          750,000
 General Electric Capital Corp. ..............
  5.95% due 1/19/2000 ........................          250,000          250,000
                                                                     -----------
Total Commercial Paper (cost $1,750,000) .....                       $ 1,750,000
                                                                     -----------

Corporate Bonds and Notes - 1.58%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 ......      $   150,000      $   156,843
 Lehman Brothers Inc 7.25%
  senior subordinated note due 4/15/2003 .....          200,000          197,581
                                                                     -----------
Total corporate bonds and notes
      (cost $350,368) ........................                       $   354,424
                                                                     -----------

Government Agencies - 4.10%
 Federal National Mortgage Association
   5.5% due 2/15/2002 ........................      $   200,000      $   195,687
 Federal National Mortgage Association
   6.31% due 7/17/2002 .......................          250,000          247,266
 Federal Home Loan Mortgage Corp. ............
   5.75% due 7/15/2003 .......................          250,000          241,875
 Federal National Mortgage Association
   6.5% due 4/29/2009 ........................          250,000          234,219
                                                                     -----------
Total Government Agencies
        (cost $938,745) ......................                       $   919,047
                                                                     -----------


Total Investments (cost $13,402,185) .........                       $18,981,177
                                                                     ===========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999


                                     ASSETS

Investment in securities, at value
    (identified cost $13,402,185) (Note A) ....................     $ 18,981,177
Cash ..........................................................        4,861,761
Investment in real estate (cost $100,000) (Note A) ............           50,000
Receivables:
    Investment securities sold ................................           27,556
    Dividends and interest ....................................           85,133
    Other .....................................................              537
Prepaid Pension Cost (Note E) .................................           14,089
Prepaid Insurance .............................................            6,125
                                                                    ------------

Total assets ..................................................     $ 24,026,378
                                                                    ------------

                          LIABILITIES

Distribution payable to shareholders (Note F) .................     $  1,250,000
Payables:
    Investment securities purchased ...........................          296,602
     Accrued expenses and other liabilities ...................           42,418
                                                                    ------------

Total liabilities .............................................     $  1,589,020
                                                                    ------------

                          NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ...........     $  2,500,000
Paid-in capital ...............................................       17,722,718
Excess of distributions over accumulated net investment loss ..       (6,553,388)
Excess of net realized gain on investments over distributions .        3,239,036
Net unrealized appreciation on investments ....................        5,528,992
                                                                    ------------

Net assets ....................................................     $ 22,437,358
                                                                    ============

Net assets per outstanding share ..............................     $       8.97
                                                                    ============


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999


Investment income:
    Dividends ................................................          $412,839
    Interest .................................................           202,904
                                                                        --------
      Total investment income ................................          $615,743
                                                                        --------

 Expenses (Notes C, D and E):
    Officers' salaries .......................................          $143,833
    Office salaries ..........................................            76,237
    Pension and related costs ................................            51,580
    Payroll taxes, fees and employee benefits ................            47,684
    Directors' fees and expenses .............................            42,512
    Transfer agent and registrar fees ........................            35,226
    Legal, audit and professional fees .......................            30,580
    Equipment rentals ........................................            24,748
    Rent and Electric ........................................            21,624
    Custodian fees and expenses ..............................            20,978
    Insurance ................................................             7,608
    American Stock Exchange listing fee ......................             7,500
    Federal, state and local taxes ...........................             6,811
    Miscellaneous ............................................             5,000
                                                                        --------
      Total expenses .........................................          $521,921
                                                                        --------
Net investment income ........................................          $ 93,822
                                                                        --------

                                   (continued)




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                      For the year ended December 31, 1999



Net investment income (from previous page) ...................        $   93,822
                                                                      ----------

Net gain on investments  (Notes A and B):
   Realized gain from securities
    transactions:
      Proceeds from sales ....................................         8,875,829
      Cost of securities sold ................................         7,656,730
                                                                      ----------
      Net realized gain ......................................         1,219,099
                                                                      ----------

    Unrealized appreciation on investments:
    Beginning of period ......................................         4,234,979
    End of period ............................................         5,528,992
                                                                      ----------
    Net increase in unrealized appreciation ..................         1,294,013
                                                                      ----------

Net realized and unrealized gain on investments ..............         2,513,112
                                                                      ----------

Net increase in net assets resulting from operations .........        $2,606,934
                                                                      ==========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                 For the years ended December 31, 1999 and 1998



                                                              Year ended
                                                     December 31,     December 31,
                                                         1999              1998
                                                     -----------      -----------
From investment activities:
  Net investment income ........................     $    93,822      $   107,714
  Net realized gain from securities transactions       1,219,099          105,517
  Net change in unrealized appreciation ........       1,294,013          643,127
                                                     -----------      -----------

Increase in net assets derived from
  investment activities ........................       2,606,934          856,358

Distributions to shareholders (Note F) .........      (1,363,225)        (224,250)

Net Assets:
  Beginning of year ............................      21,193,649       20,561,541
                                                     -----------      -----------

  End of year ..................................     $22,437,358      $21,193,649
                                                     ===========      ===========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Corporate commercial paper is valued at cost, which approximates market value. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 1999 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 1999. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

(3) Securities Transactions Valuation

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the year ended December 31, 1999:

Purchases (excludes $1,750,000 of short term corporate commercial paper).......  $  6,315,394
Sales (excludes $1,500,000 of short term corporate commercial paper and $1,242,184 of U.S. Government Obligations) ....................  $  7,424,005

         Net realized and unrealized gain on investments for the year ended December 31, 1999 was $2,513,112. This amount represents the net increase in value of investments held during the period. The components are as follows:

              Long transactions ............................      $2,500,228
              Covered call options written .................          12,884
                                                                 -----------
              Net gain on investments ......................      $2,513,112
                                                                  ==========

         As  of  December   31,  1999,   gross   unrealized   appreciation   and
(depreciation) of the corporation's securities portfolio were as follows:

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

             Unrealized appreciation ..................           $6,344,258
             Unrealized depreciation ..................             (815,266)
                                                                  ----------
             Net unrealized appreciation ..............           $5,528,992
                                                                  ==========

Note C - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual rent expense for this space is approximately $21,000.

Note D - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 1999 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

             Officers' salaries ....................................... $143,800
             Amount paid or accrued under Pension Plan ................   15,244
             Directors' fees ..........................................   40,000

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 1999, Mr. Scheuer and the Corporation paid or accrued approximately $529,000 and $108,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

         The   Corporation   has  a  defined   benefit   pension  plan  covering
substantially  all of its  employees,  other than Union  employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

                         STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

         The following tables provide a reconciliation of the changes in the plan's benefit obligations, fair value of assets, and a statement of the funded status for the year ended December 31, 1999:

Change in Benefit Obligation
   Benefit Obligation at Beginning of Year .................          $ 449,032
   Service Cost ............................................             34,917
   Interest Cost ...........................................             26,942
   Actuarial Gain ..........................................            (94,796)
   Benefits Paid ...........................................               (667)
                                                                      ---------
   Benefit Obligation at End of Year .......................          $ 415,428
                                                                      =========

Change in Plan Assets
   Fair Value at Beginning of Year .........................          $ 346,757
   Actual Return on Plan Assets ............................             26,240
   Employer Contributions ..................................             41,369
   Benefits Paid ...........................................               (667)
                                                                      ---------
   Fair Value at End of Year ...............................          $ 413,699
                                                                      =========

Funded Status
   Unfunded Status of the Plan .............................          $  (1,729)
   Unrecognized Net Actuarial Gain .........................           (116,194)
   Unrecognized Prior Service Costs ........................             37,626
   Unrecognized Transition Obligation ......................             94,386
                                                                      ---------
   Prepaid Benefit Cost ....................................          $  14,089
                                                                      =========

The following table provides amounts recognized in the balance sheet as of December 31, 1999:

   Prepaid Benefit Cost                                               $  14,089
                                                                      ---------
   Net Amount Recognized                                              $  14,089
                                                                      =========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1999

The components of net pension costs are as follows:

   Service Cost                                                       $   34,917
   Interest Cost                                                          26,942
   Actual Return on Plan Assets                                          (26,240)
   Amortization of Unrecognized Transition Assets                          5,244
   Amortization of Prior Service Costs                                     2,352
   Recognized Net Actuarial Loss                                          (3,845)
                                                                      ----------
   Net Periodic Pension Cost                                          $   39,370
                                                                      ==========

         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

Note F- Distributions to Shareholders

         On September 10, 1999 the Corporation paid a cash distribution of $.04529 per share to shareholders of record at the close of business on August 27, 1999. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1998 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 1999 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 1998. The Board of Directors determined that of the aggregate amount of the distribution ($113,225), $42,708 be considered a charge on the Corporation's books against net investment income and $70,517 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On January 21, 2000 the Corporation paid a cash distribution of $.50 per share to shareholders of record at the close of business on December 30, 1999. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1999 even though the distribution was paid to shareholders in 2000. The Board of Directors determined that of the aggregate amount of the distribution ($1,250,000), $50,000 be considered a charge on the Corporation's books against net investment income and $1,200,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year:

                                                                    Year Ended December 31
                                                      --------------------------------------------------
                                                      1999        1998       1997        1996      1995
                                                      -----      -----      -----       -----      -----
Investment income ........................             $.25       $.26       $.30        $.27       $.39
Expenses .................................              .21        .21        .22         .21        .25
                                                      -----      -----      -----       -----      -----
Net investment income ....................              .04        .05        .08         .06        .14

Distributions of net realized
capital gains ............................             (.51)      (.04)      (.82)       (.36)      (.53)

Distributions of net investment income ...             (.04)      (.05)      (.06)       (.06)      (.15)

Net realized gain and increase
 in unrealized appreciation...............             1.00        .30        .87        1.02       1.16
                                                      -----      -----      -----       -----      -----
Net increase in net asset value ..........              .49        .26        .07         .66        .62
Net asset value:
   Beginning of period ...................             8.48       8.22       8.15        7.49       6.87
                                                      -----      -----      -----       -----      -----
   End of period..........................            $8.97      $8.48      $8.22       $8.15      $7.49
                                                      =====      =====      =====       =====      =====

Ratio of expenses to average net assets .               2.4%       2.5%       2.6%        2.6%       3.4%

Ratio of net investment income to
average net assets .......................               .4%        .5%        .9%         .8%       1.8%

Portfolio turnover  ......................               37%        41%        40%         57%        51%

Number of shares outstanding at end
of year (in 000's)  ......................            2,500      2,500      2,500       2,500      2,500
